Exhibit 99.(h)(1)(b)

AMENDMENT TO EXHIBIT A

SCHEDULE OF SERIES

The undersigned hereby certifies that he is an authorized signer of each Invesco trust listed herein, and that the following funds are included under the Fund Administration and Accounting Agreement dated September 17, 2018, and as subsequently amended, by and between such trusts and The Bank of New York Mellon.

March 14, 2024

Invesco Exchange-Traded Fund Trust

1.	Invesco Aerospace & Defense ETF
2.	Invesco AI and Next Gen Software ETF
3.	Invesco Biotechnology & Genome ETF
4.	Invesco Bloomberg Analyst Rating Improvers ETF
5.	Invesco Bloomberg MVP Multi-factor ETF
6.	Invesco Building & Construction ETF
7.	Invesco BuyBack Achievers™ ETF
8.	Invesco Dividend Achievers™ ETF
9.	Invesco Dow Jones Industrial Average Dividend ETF
10.	Invesco Dorsey Wright Basic Materials Momentum ETF
11.	Invesco Dorsey Wright Consumer Cyclicals Momentum ETF
12.	Invesco Dorsey Wright Consumer Staples Momentum ETF
13.	Invesco Dorsey Wright Energy Momentum ETF
14.	Invesco Dorsey Wright Financial Momentum ETF
15.	Invesco Dorsey Wright Healthcare Momentum ETF
16.	Invesco Dorsey Wright Industrials Momentum ETF
17.	Invesco Dorsey Wright Momentum ETF
18.	Invesco Dorsey Wright Technology Momentum ETF
19.	Invesco Dorsey Wright Utilities Momentum ETF
20.	Invesco Energy Exploration & Production ETF
21.	Invesco Food & Beverage ETF
22.	Invesco Financial Preferred ETF
23.	Invesco FTSE RAFI US 1000 ETF
24.	Invesco FTSE RAFI US 1500 Small-Mid ETF
25.	Invesco Global Listed Private Equity ETF
26.	Invesco Golden Dragon China ETF
27.	Invesco High Yield Equity Dividend Achievers™ ETF
28.	Invesco International Dividend Achievers™ ETF
29.	Invesco Large Cap Growth ETF
30.	Invesco Large Cap Value ETF
31.	Invesco Leisure and Entertainment ETF
32.	Invesco MSCI Sustainable Future ETF
33.	Invesco NASDAQ Internet ETF
34.	Invesco Next Gen Connectivity ETF
35.	Invesco Next Gen Media and Gaming ETF
36.	Invesco Oil & Gas Services ETF
37.	Invesco Pharmaceuticals ETF
38.	Invesco S&P 100 Equal Weight ETF
39.	Invesco S&P 500 BuyWrite ETF
40.	Invesco S&P 500® Equal Weight Communication Services ETF
41.	Invesco S&P 500® Equal Weight Consumer Discretionary ETF
42.	Invesco S&P 500® Equal Weight Consumer Staples ETF
43.	Invesco S&P 500® Equal Weight Energy ETF
44.	Invesco S&P 500® Equal Weight ETF

45.	Invesco S&P 500® Equal Weight Financials ETF
46.	Invesco S&P 500® Equal Weight Health Care ETF
47.	Invesco S&P 500® Equal Weight Industrials ETF
48.	Invesco S&P 500® Equal Weight Materials ETF
49.	Invesco S&P 500® Equal Weight Real Estate ETF
50.	Invesco S&P 500® Equal Weight Technology ETF
51.	Invesco S&P 500® Equal Weight Utilities ETF
52.	Invesco S&P 500 GARP ETF
53.	Invesco S&P 500® Pure Growth ETF
54.	Invesco S&P 500® Pure Value ETF
55.	Invesco S&P 500® Quality ETF
56.	Invesco S&P 500® Top 50 ETF
57.	Invesco S&P 500 Value with Momentum ETF
58.	Invesco S&P MidCap 400® GARP ETF
59.	Invesco S&P MidCap 400® Pure Growth ETF
60.	Invesco S&P MidCap 400® Pure Value ETF
61.	Invesco S&P MidCap Momentum ETF
62.	Invesco S&P MidCap Quality ETF
63.	Invesco S&P MidCap Value with Momentum ETF
64.	Invesco S&P SmallCap 600® Pure Growth ETF
65.	Invesco S&P SmallCap 600® Pure Value ETF
66.	Invesco S&P SmallCap Momentum ETF
67.	Invesco S&P SmallCap Value with Momentum ETF
68.	Invesco S&P Spin-Off ETF
69.	Invesco Semiconductors ETF
70.	Invesco Water Resources ETF
71.	Invesco WilderHill Clean Energy ETF
72.	Invesco Zacks Mid-Cap ETF
73.	Invesco Zacks Multi-Asset Income ETF

Invesco Exchange-Traded Fund Trust II

1.	Invesco 0-5 Yr US TIPS ETF
2.	Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF
3.	Invesco Alerian Galaxy Crypto Economy ETF
4.	Invesco California AMT-Free Municipal Bond ETF
5.	Invesco CEF Income Composite ETF
6.	Invesco China Technology ETF
7.	Invesco Dorsey Wright Developed Markets Momentum ETF
8.	Invesco Dorsey Wright Emerging Markets Momentum ETF
9.	Invesco Dorsey Wright SmallCap Momentum ETF
10.	Invesco Emerging Markets Sovereign Debt ETF
11.	Invesco Equal Weight 0-30 Year Treasury ETF
12.	Invesco ESG NASDAQ 100 ETF
13.	Invesco ESG NASDAQ Next Gen 100 ETF
14.	Invesco ESG S&P 500 Equal Weight ETF
15.	Invesco Floating Rate Municipal Income ETF
16.	Invesco FTSE RAFI Developed Markets ex-U.S. ETF
17.	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF
18.	Invesco FTSE RAFI Emerging Markets ETF
19.	Invesco Fundamental High Yield® Corporate Bond ETF
20.	Invesco Fundamental Investment Grade Corporate Bond ETF
21.	Invesco Global Clean Energy ETF
22.	Invesco Global ex-US High Yield Corporate Bond ETF
23.	Invesco Global Water ETF
24.	Invesco International BuyBack AchieversTM ETF

25.	Invesco International Corporate Bond ETF
26.	Invesco KBW Bank ETF
27.	Invesco KBW High Dividend Yield Financial ETF
28.	Invesco KBW Premium Yield Equity REIT ETF
29.	Invesco KBW Property & Casualty Insurance ETF
30.	Invesco KBW Regional Banking ETF
31.	Invesco MSCI Global Timber ETF
32.	Invesco MSCI Green Building ETF
33.	Invesco MSCI USA ETF
34.	Invesco NASDAQ 100 ETF
35.	Invesco Nasdaq Biotechnology ETF
36.	Invesco Nasdaq Free Cash Flow Achievers ETF
37.	Invesco NASDAQ Metaverse ETF
38.	Invesco NASDAQ Next Gen 100 ETF
39.	Invesco NASDAQ Future Gen 200 ETF
40.	Invesco National AMT-Free Municipal Bond ETF
41.	Invesco New York AMT-Free Municipal Bond ETF
42.	Invesco PHLX Semiconductor ETF
43.	Invesco Preferred ETF
44.	Invesco Russell 1000 Equal Weight ETF
45.	Invesco S&P 500 Enhanced Value ETF
46.	Invesco S&P 500 ex-Rate Sensitive Low Volatility ETF
47.	Invesco S&P 500® High Beta ETF
48.	Invesco S&P 500 High Dividend Growers ETF
49.	Invesco S&P 500® High Dividend Low Volatility ETF
50.	Invesco S&P 500® Low Volatility ETF
51.	Invesco S&P 500 Minimum Variance ETF
52.	Invesco S&P 500 Momentum ETF
53.	Invesco S&P 500 QVM Multi-factor ETF
54.	Invesco S&P 500 Revenue ETF
55.	Invesco S&P Emerging Markets Low Volatility ETF
56.	Invesco S&P Emerging Markets Momentum ETF
57.	Invesco S&P Global Water Index ETF
58.	Invesco S&P International Developed Low Volatility ETF
59.	Invesco S&P International Developed Momentum ETF
60.	Invesco S&P International Developed Quality ETF
61.	Invesco S&P MidCap 400 QVM Multi-factor ETF
62.	Invesco S&P MidCap 400 Revenue ETF
63.	Invesco S&P MidCap Low Volatility ETF
64.	Invesco S&P SmallCap 600® GARP ETF
65.	Invesco S&P SmallCap 600 QVM Multi-factor ETF
66.	Invesco S&P SmallCap 600 Revenue ETF
67.	Invesco S&P SmallCap Consumer Discretionary ETF
68.	Invesco S&P SmallCap Consumer Staples ETF
69.	Invesco S&P SmallCap Energy ETF
70.	Invesco S&P SmallCap Financials ETF
71.	Invesco S&P SmallCap Health Care ETF
72.	Invesco S&P SmallCap High Dividend Low Volatility ETF
73.	Invesco S&P SmallCap Industrials ETF
74.	Invesco S&P SmallCap Information Technology ETF
75.	Invesco S&P SmallCap Low Volatility ETF
76.	Invesco S&P SmallCap Materials ETF
77.	Invesco S&P SmallCap Quality ETF
78.	Invesco S&P SmallCap Utilities & Communication Services ETF
79.	Invesco S&P Ultra Dividend Revenue ETF
80.	Invesco Senior Loan ETF
81.	Invesco Short Term Treasury ETF
82.	Invesco Solar ETF
83.	Invesco Taxable Municipal Bond ETF
84.	Invesco Variable Rate Preferred ETF

Invesco Actively Managed Exchange-Traded Fund Trust

1.	Invesco AAA CLO Floating Rate Note ETF
2.	Invesco Active U.S. Real Estate ETF
3.	Invesco Corporate Bond Factor ETF
4.	Invesco High Yield Bond Factor ETF
5.	Invesco High Yield Select ETF
6.	Invesco Intermediate Bond Factor ETF
7.	Invesco Multi-Sector Bond Income Factor ETF
8.	Invesco Municipal Strategic Income ETF
9.	Invesco Real Assets ESG ETF
10.	Invesco S&P 500® Downside Hedged ETF
11.	Invesco Short Duration Bond ETF
12.	Invesco Short-Term Bond Factor ETF
13.	Invesco Total Return Bond ETF
14.	Invesco Ultra Short Duration ETF
15.	Invesco Variable Rate Investment Grade ETF

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

1.	Invesco Agriculture Commodity Strategy No K-1 ETF
2.	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF
3.	Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF

Invesco India Exchange-Traded Fund Trust

1.	Invesco India ETF

Invesco Exchange-Traded Self-Indexed Fund Trust

1.	Invesco BulletShares 2024 Corporate Bond ETF
2.	Invesco BulletShares 2024 High Yield Corporate Bond ETF
3.	Invesco BulletShares 2024 Municipal Bond ETF
4.	Invesco BulletShares 2025 Corporate Bond ETF
5.	Invesco BulletShares 2025 High Yield Corporate Bond ETF
6.	Invesco BulletShares 2025 Municipal Bond ETF
7.	Invesco BulletShares 2026 Corporate Bond ETF
8.	Invesco BulletShares 2026 High Yield Corporate Bond ETF
9.	Invesco BulletShares 2026 Municipal Bond ETF
10.	Invesco BulletShares 2027 Corporate Bond ETF
11.	Invesco BulletShares 2027 High Yield Corporate Bond ETF
12.	Invesco BulletShares 2027 Municipal Bond ETF
13.	Invesco BulletShares 2028 Corporate Bond ETF
14.	Invesco BulletShares 2028 High Yield Corporate Bond ETF
15.	Invesco BulletShares 2028 Municipal Bond ETF
16.	Invesco BulletShares 2029 Corporate Bond ETF
17.	Invesco BulletShares 2029 High Yield Corporate Bond ETF
18.	Invesco BulletShares 2029 Municipal Bond ETF
19.	Invesco BulletShares 2030 Corporate Bond ETF
20.	Invesco BulletShares 2030 High Yield Corporate Bond ETF
21.	Invesco BulletShares 2030 Municipal Bond ETF
22.	Invesco BulletShares 2031 Corporate Bond ETF
23.	Invesco BulletShares 2031 High Yield Corporate Bond ETF
24.	Invesco BulletShares 2031 Municipal Bond ETF
25.	Invesco BulletShares 2032 Corporate Bond ETF
26.	Invesco BulletShares 2032 High Yield Corporate Bond ETF
27.	Invesco BulletShares 2032 Municipal Bond ETF
28.	Invesco BulletShares 2033 Corporate Bond ETF
29.	Invesco BulletShares 2033 Municipal Bond ETF
30.	Invesco BulletShares 2034 Corporate Bond ETF
31.	Invesco Bloomberg Pricing Power ETF
32.	Invesco International Developed Dynamic Multifactor ETF
33.	Invesco Investment Grade Defensive ETF

34.	Invesco Racial and Gender Diversity ETF
35.	Invesco RAFI™ Strategic US ETF
36.	Invesco Russell 1000® Dynamic Multifactor ETF
37.	Invesco Russell 2000® Dynamic Multifactor ETF

[ signature page follows]

THE BANK OF NEW YORK MELLON	INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

By:	/s/ Gerard Connors	By:	/s/ Brian Hartigan
(signature)		(signature)
	Gerard Connors		Brian Hartigan
(name)		(name)
	Vice President		President & Principal Executive Officer
(title)		(title)

INVESCO EXCHANGE-TRADED FUND TRUST	INVESCO INDIA EXCHANGE-TRADED FUND TRUST

By:	/s/ Brian Hartigan	By:	/s/ Brian Hartigan
(signature)		(signature)
	Brian Hartigan		Brian Hartigan
(name)		(name)
	President & Principal Executive Officer		President & Principal Executive Officer
(title)		(title)

INVESCO EXCHANGE-TRADED FUND TRUST II	INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

By:	/s/ Brian Hartigan	By:	/s/ Brian Hartigan
(signature)		(signature)
	Brian Hartigan		Brian Hartigan
(name)		(name)
	President & Principal Executive Officer		President & Principal Executive Officer
(title)		(title)

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

By:	/s/ Brian Hartigan
(signature)
Brian Hartigan
(name)
President & Principal Executive Officer
(title)